                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 19, 2003
                                                         -----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)








              DELAWARE                             1-12297                            22-3086739
              --------                             -------                            ----------
  (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                              Number)


         2555 TELEGRAPH RD                                                            48302-0954
         -----------------                                                            ----------
        BLOOMFIELD HILLS, MI                                                     (Including Zip Code)
        --------------------
  (Address of Principal Executive
              Offices)


                                  248-648-2500
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated February 19, 2003.

ITEM 9. REGULATION FD DISCLOSURE

On February 19, 2003, United Auto Group, Inc. issued a press release announcing record results for fourth quarter 2002 before one time items and its pending acquisition of several high line dealerships in Warwick, Rhode Island. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 19, 2003                   UNITED AUTO GROUP, INC.


                                            By: /s/ Robert H. Kurnick, Jr.
                                                --------------------------------
                                                    ROBERT H. KURNICK, JR.
                                            Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


     EXHIBIT               DESCRIPTION OF EXHIBIT              SEQUENTIAL PAGE
     NUMBER                                                         NUMBER

  EXHIBIT 99.1             Press Release of United
                           Auto Group, Inc., dated
                           February 19, 2003